November, 2003

FORWARD-LOOKING STATEMENTS "Safe Harbor" Statement This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of the Company and its management. Although NiSource Inc. believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Readers are cautioned that the forward-looking statements in this presentation are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following: weather, fluctuations in supply and demand for energy commodities, growth opportunities for NiSource's businesses, increased competition in deregulated energy markets, dealings with third parties over whom NiSource has no control, actual operating experience of acquired assets, the regulatory process, regulatory and legislative changes, changes in general economic, capital and commodity market conditions, and counter-party credit risk. November, 2003

A SUPER REGIONAL INTEGRATED GAS COMPANY Virginia West Virginia Tennessee Gulf of Mexico Mississippi Louisiana Texas Kentucky Ohio Pennsylvania Maryland New Jersey New York Maine Indiana Mass ..N.H. Strategic Location 30% population / 40% of U.S. energy consumption Third Largest Gas Distribution Company in the U.S. 3.2 million customers - 9 states Fourth Largest Gas Pipeline Company in the U.S. Over 16,000 miles interstate pipelines One of the Largest Gas Storage Networks in the U.S. Over 670 Bcf (Market Area) Mid Size Regional Electric Business Over 439,000 customers 3,392 MW generating capacity 100% of Operating Income from Regulated Operations

NISOURCE CHALLENGES AND RESULTS Actions Focus on Regulatory Opportunities Standardize Utility/Pipeline Operations Reduce O&M Expenses Control Capital Spending Equity Offering - Fall 2002 Trim Dividend 20% - Nov. 2003 Target Payout at 55% Range Reduce Debt Sale of Non-Core Assets Reduce Interest Expense Challenges Grow Earnings Strengthen Balance Sheet Adequate Liquidity Credit Ratings Results Rating Agencies' Affirmation of Investment Grade Credit Ratings Reduced Business Risk Profile On-track for Solid 2003 Performance

Columbia LNG Columbia Retail Columbia Electric Market Hub Partners Miller Pipeline Columbia Propane Columbia Petroleum Portland Natural Gas Transmission SM&P/UTI - Locating Business IWC Resources - Water Utility TPC - Gas Trading Energy USA Propane Columbia Energy Resources - E&P Business Primary Energy - Cogeneration Facilities Over $2.3 Billion in Non-Core Asset Sales EXITING NON-CORE ACTIVITIES BUSINESSES SOLD PRE-MERGER TO THE PRESENT

2002 Operating Income Regulated Gas Distribution Regulated Gas Transmission Regulated Electric Operations 39 34 27 BALANCING OUR RISK 100% Of Operating Income From Regulated Businesses

1999 2000 2001 2002 11920 10084 9783 8734 IMPROVING OUR PRODUCTIVITY Staffing at our Core Businesses Core businesses reflect gas distribution, electric operations, gas transmission and corporate.

DEMONSTRATING CAPITAL DISCIPLINE 1995 1996 1997 1998 1999 0.46 0.53 0.59 0.49 0.62 1999 2000 2001 2002 2003E 613.5 554 531 527.5 552 Pre-merger Post-merger ($ in millions) Capital Expenditures* Capital Expenditures Adjusted for the Effects of Discontinued Operations

2003E Capital Expenditures $552 Million $113 Million Growth Capex 2003E 67% Gas Distribution 12% Gas Transmission 18% Electric Operations 3% Other WHILE PROVIDING FOR GROWTH FROM INTERNAL SOURCES Gas Distribution Gas Transmission Electric Operations Other 35 22 39 4

DIVIDEND PAYOUT RATIO 1997 1998 1999 2000 2001 2002 2003E* NISOURCE 0.584 0.6 0.791 0.964 1.1 0.65 0.67 2003E Based on EPS from continuing operations Target Future Payout at 55% Range

Earnings from Continuing Operations: Earnings from Continuing Operations Were $285.1 Million or $1.10 Cents Per Share Compared to $263.6 Million or $1.28 Cents Per Share in 2002 Colder than Normal Winter Weather Increased Deliveries of Natural Gas Offset by Lower Electric Sales as a Result of Mild Summer Weather Lower Employee and Administrative Expenses as a Result of Organization Initiatives Per Share Results Diluted with Issuance of 54.5 Million Shares of Common Stock Non-Core Assets Sold During 2003: Gas Exploration & Production Assets Sold for $425 Million Primary Energy Assets Sold for $325.4 Million Columbia Services Partners Sold for $22.5 Million FINANCIAL PERFORMANCE FOR NINE MONTHS

STRENGTHENING OUR GAS DISTRIBUTION Industry-leading Scale Diversification of Customers and States Favorable Overall Regulatory Environment Customer Choice Strong Regulatory Relationships Incentive Opportunities Vertical Integration With Transmission / Storage

INTEGRATING OUR TRANSMISSION / STORAGE One of the Largest Integrated Systems in U.S. Over 670 Bcf of Storage (Market Area) Majority of Capacity Sold to LDCs Competitive Cost Structure Vs. Other Pipeline Systems in the Mid-Atlantic Region Unique Web-like Network Benefits from Integrated Storage and Access to Supply Millennium Pipeline Project to Supply Gas to New York / New England Markets

CAPITALIZING ON OUR ELECTRIC GATEWAY Michigan Market ComEd Hub Cinergy Hub SERC NPCC ECAR MAAC MAIN MAPP SPP NIPSCO Vertically Integrated Utility Near-Term Deregulation Unlikely Low-Cost Portfolio of Coal-Fired Generation (3,059 MW) Interconnect With Five Surrounding Control Areas Ability to Market Excess Energy Rate Settlement in Place Until 2006 Environmental Tracker Approved to Recover NOx Expense

POSITIONING NISOURCE FOR SOLID 2003 EARNINGS Assumes Normal Weather and an Additional 51 Million Average Shares Outstanding in 2003. (1) Income from Continuing Operations ($ in millions) EPS (From Continuing Operations)

WITH AN IMPROVING CAPITAL STRUCTURE

2000 2001 2002 2003 8585 8330 6988 6830 AND A STRONGER BALANCE SHEET TOTAL DEBT IN MILLIONS THIRD QUARTER

Stable Base of Regulated Earnings 100% of Operating Income Generated by Low-risk Regulated Businesses Regulated Energy Delivery Service to Nearly 3.7 million Customers Across 9 States Continue Savings Initiatives and Earnings Improvements Improved Liquidity and Credit Profile Stable Investment Grade Credit Ratings Further Strengthen Balance Sheet A Management Team Focused on Our Core Strengths WITH SOLID FUNDAMENTALS

Centralize Regulatory Strategy Create Regulatory Opportunities Around Assets that Benefit Customers and Shareholders Collaborative Efforts within Each State Rate Trackers ... Environmental, Operational, Pipeline Expansion Standardize All Operations Operate as a Common Distribution Company Across Nine States Standardize Engineering, Purchasing and Operating Procedures Best in Industry - Cost Per Customer - in Conjunction with Customer Service Quality FUTURE FOCUS

NISOURCE ENERGY MARKET Virginia West Virginia Tennessee Gulf of Mexico Mississippi Louisiana Texas Kentucky Ohio Pennsylvania Maryland New Jersey New York Maine Indiana Mass ..N.H. Strong Assets Located in Growth Markets Low Business Risk Profile - 100% Regulated - 3.7 Million Distribution Customers Stronger/De-levered Balance Sheet Stable Investment Grade Credit Improved Liquidity Position